UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

December 13, 2024

Date of Report (Date of earliest event reported)

The Duckhorn Portfolio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40240	81-3866305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Dowdell Lane

Saint Helena, CA 94574

(Address of principal executive offices) (Zip Code)

(707) 302-2658

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NAPA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Supplemental Disclosures

Since the filing of the Proxy Statement, three (3) complaints have been filed by purported The Duckhorn Portfolio, Inc. (“Duckhorn”) shareholders as individual actions: (i) two (2) complaints have been filed against Duckhorn and the members of its Board of Directors in the Supreme Court of the State of New York, captioned John Thompson v. The Duckhorn Portfolio, Inc., Deirdre Mahlan, David Burwick, Daniel Costello, Charles Esserman, Marshall Farrer, Michelle Gloeckler, Adriel Lares, James O’Hara, and Timothy Nall (filed December 6, 2024), and Brian Dixon v. The Duckhorn Portfolio, Inc., Deirdre Mahlan, David Burwick, Daniel Costello, Charles Esserman, Marshall Farrer, Michelle Gloeckler, Adriel Lares, James O’Hara, and Timothy Nall (filed December 4, 2024), (collectively, the “New York Merger Actions”); and (ii) one (1) complaint has been filed against Duckhorn, and the members of Duckhorn’s Board of Directors in the United States District Court for the Northern District of California, captioned Bainter v. The Duckhorn Portfolio, Inc. et al (filed November 27, 2024 (the “California Merger Action” and, collectively with the New York Merger Actions, the “Merger Actions”).

The Merger Actions allege that the Proxy Statement misrepresents and/or omits certain purportedly material information.

Additionally, Duckhorn has received fourteen (14) written demands from various purported Duckhorn shareholders alleging similar insufficiencies in the preliminary proxy statement filed by Duckhorn with the SEC on November 21, 2024, or the Proxy Statement (such letters, the “Demands” and, collectively with the Merger Actions, the “Litigation Matters”).

Duckhorn believes that the claims asserted in the Litigation Matters are without merit and that no further disclosure beyond that already contained in the Proxy Statement is required under applicable law to supplement the Proxy Statement, as claimed in the Litigation Matters. Nonetheless, in order to avoid the risk that litigation may delay or otherwise adversely affect the consummation of the Merger, to avoid nuisance and possible transaction delays, and to minimize the expense of defending against the Litigation Matters, and without admitting any liability or wrongdoing, Duckhorn is making the following supplemental disclosures to the Proxy Statement. If additional similar complaints are filed, absent new or significantly different allegations, the Company may not disclose such additional filings. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein. To the contrary, Duckhorn specifically denies all allegations in the Litigation Matters, including that any additional disclosure was or is required, and believes that the supplemental disclosures contained herein are immaterial.

This supplemental information (the “Supplemental Disclosures”) to the Proxy Statement amends and supplements, and should be read in conjunction with the Proxy Statement, which should be read in its entirety and is available on the SEC’s website at www.sec.gov, along with periodic reports and other information Duckhorn files with the SEC. The Supplemental Disclosures will not change the consideration to be paid to Duckhorn shareholders in connection with the Merger or the timing of the special meeting of Duckhorn shareholders (the “Special Meeting”) to be held virtually on December 23, 2024, at 10:00 a.m. Pacific Time. Duckhorn shareholders will be able to virtually attend and vote at the Special Meeting via the internet at www.proxydocs.com/NAPA.

All page references in the information below are to pages in the Proxy Statement, and all capitalized terms used but not defined below shall have the meanings set forth in the Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Proxy Statement, the information set forth below supersedes the respective information in the Proxy Statement. New text within the amended and supplemented language from the Proxy Statement is indicated in bold and underlined text (e.g., bold, underlined text), and deleted text within the amended and supplemented language from the Proxy Statement is indicated in bold and strikethrough text (e.g., ~~bold, strikethrough text~~).

The disclosure in the section entitled “Background of the Merger,” beginning on page 32 of the Proxy Statement, is hereby amended and supplemented as follows:

The paragraph beginning “Between July 15, 2024 and July 22, 2024, representatives of Ropes & Gray, on behalf of the Company” on page 34 of the Proxy Statement is hereby amended and supplemented as follows:

Between July 15, 2024 and July 22, 2024, representatives of Ropes & Gray, on behalf of the Company, and representatives of Kirkland & Ellis LLP (“Kirkland & Ellis”), outside legal counsel to Butterfly, on behalf of Butterfly, negotiated the terms of the non-disclosure agreement and, on July 22, 2024, the Company executed the non-disclosure agreement with each of Butterfly and Party A, each containing a twelve (12) month standstill with customary fall-away provisions in the event (i) the Company enters into a definitive acquisition agreement with a third-party, (ii) eleven (11) business days elapse following the commencement of a cash tender offer and the Company Board has not publicly recommended the Company’s stockholders reject such tender offer or (iii) the Company files for bankruptcy protection, liquidation or other insolvency proceeding. Following the execution of the agreements, the Company provided Butterfly and Party A access to a virtual data room containing non-public confidential information regarding the Company.

The paragraph beginning “A representative of J.P. Morgan then summarized the status of the transaction” on page 36 of the Proxy Statement is hereby amended and supplemented as follows:

Following the discussion, the Company Board decided to forego a pre-signing market check for the reasons previously discussed, including in light of J.P. Morgan’s assessment that there was a low likelihood of strategic interest in the absence of an announced transaction, and a low likelihood that another private equity buyer would be willing to pay materially more than the amount offered by the September 3 Proposal.

The disclosure in the section entitled “Interests of Duckhorn’s Directors and Executive Officers in the Merger,” beginning on page 52 of the Proxy Statement, is hereby amended and supplemented as follows:

The paragraph beginning “As of the date of this proxy statement, no executive officer of Duckhorn” on page 53 of the Proxy Statement is hereby amended and supplemented as follows:

~~As of the date of this proxy statement~~As of the date hereof, no executive officer of Duckhorn has entered into any agreement with Parent or any of its affiliates regarding individual employment arrangements with~~, or the right to purchase or participate in the equity of,~~ the Surviving Corporation or one or more of its affiliates following the consummation of the Merger, nor is Duckhorn aware of any of its executive officers having previously discussed any such arrangements with Parent or any of its affiliates.

On December 9, 2024, a representative of Parent and certain of its affiliates expressed interest to several members of the executive team in understanding whether executive team members would have interest in rolling a portion of the shares of the Company’s common stock beneficially owned by them in connection with the Merger. Individuals electing to participate would continue to beneficially own a direct or indirect equity interest in the Surviving Corporation following the Merger equal in value to the value of the shares the individual elected to rollover based upon the Per Share Price, rather than receiving the Per Share Price in exchange for those shares in the Merger. As of the date hereof, no individual has entered into any agreement or arrangement with Parent or any of its affiliates with respect to such “rollover.” Such individuals may, following the date hereof, have discussions with, and, at or following the closing of the Merger, enter into agreements with, Parent or its affiliates regarding such right to purchase or participate in the equity of the Surviving Corporation or one or more of its affiliates.

The disclosure in the section entitled “Opinion of J.P. Morgan Securities LLC,” beginning on page 42 of the Proxy Statement, is hereby amended as follows:

The paragraph beginning “Using publicly available information” on page 45 of the Proxy Statement is hereby amended and supplemented as follows:

Using publicly available information, J.P. Morgan calculated, for each selected company, the multiple of the firm value (the “FV”) (calculated as equity value, plus total debt and non-controlling interests, and less cash and cash equivalents and unconsolidated assets) to the analyst consensus estimates of fiscal year 2025 Adjusted EBITDA for the applicable company (the “FV/2025E Adj. EBITDA Multiple”).

The FV/2025E Adj. EBITDA Multiples for the companies selected by J.P. Morgan were as follows:

FV/2025E Adj. EBITDA Multiple

Treasury Wine Estates Ltd	12.2x

Becle, S.A.B. de C.V	12.0x

Remy Cointreau S.A.	12.4x

The paragraph beginning “J.P. Morgan then discounted the unlevered free cash flow estimates” on page 45 of the Proxy Statement is hereby amended and supplemented as follows:

J.P. Morgan then discounted the unlevered free cash flow estimates and the range of terminal values to present value as of August 31, 2024 using a range of discount rates from 7.25% to 8.25%, which range was chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of the Company. The present values of the unlevered free cash flow estimates and the range of terminal values were then adjusted for the Company’s estimated net debt and other items (including noncontrolling interests) of approximately $275 million as of August 31, 2024, as provided by the Company’s management. This analysis indicated a range of implied per share equity value for Company Common Stock (rounded to the nearest $0.10) of $10.70 to $15.50, which J.P. Morgan compared to (i) the closing price of Company Common Stock of $5.51 per share on October 2, 2024 and (ii) the Merger Consideration of $11.10 per share of Company Common Stock.

The disclosure in the section entitled “Certain Unaudited Prospective Financial Information,” beginning on page 47 of the Proxy Statement, is hereby amended as follows:

The subsection titled “Important Information Concerning the Company Management Forecasts” on page 47 of the Proxy Statement is hereby supplemented as follows:

The Company does not, as a general matter, publicly disclose long-term forecasts as to future revenues, earnings or other results, due to, among other reasons, the unpredictability of the underlying assumptions and estimates and the inherent difficulty of accurately predicting financial performance for future periods.

In the ordinary course of business, the Company’s senior management prepares unaudited prospective financial forecasts for strategic planning purposes. These forecasts generally rely upon various assumptions and are prepared with less rigor than forecasts upon which one would rely when making a decision about whether or not to sell a company. Following receipt of the May 29 IoI from Butterfly and Party A, the Company’s management team shared its existing long-range forecasts with J.P. Morgan so that J.P. Morgan could provide the Company Board at its meeting on June 14, 2024 with a preliminary valuation analysis based on, among other things, these forecasts. We refer to the Company’s pre-existing long range forecasts as “Case A.” Case A reflected, in the view of the Company’s management, growth and operating assumptions that the Company’s management team viewed as generally conservative. Case A further assumes that the Company outsources California distribution to a third-party distributor beginning August 1, 2025. Following receipt of the May 29 IoI from Butterfly and Party A, the Company’s senior management prepared a second set of forecasts to assist the Company Board’s in its evaluation of Butterfly’s offer (“Case B”). Case B reflected the Company’s management team’s view of potential upside in its growth plan, including (as compared to Case A) a stronger industry rebound, higher market share expansion, a more robust direct-to-consumer channel and the launch of a new label. The Company’s senior management presented Case A and Case B to the Company Board in June 2024. Case A and Case B are summarized below:

Case A

(dollars in millions)

	2025E	2026E	2027E	2028E	2029E
Net sales	$511	$549	$577	$601	$628
Cost of goods sold	($244)	($252)	($263)	($274)	($287)
Gross profit	$268	$298	$314	$326	$342
Operating expense	($111)	($115)	($120)	($124)	($128)
EBIT(1)	$157	$182	$194	$202	$214
Depreciation and Amortization	$37	$40	$42	$44	$37
Stock-Based Compensation	$9	$12	$14	$15	$15
Other adjustments (2)	($11)	($28)	($30)	($27)	($14)

Adjusted EBITDA (Pre-SBC) (3)	$192	$205	$219	$235	$252
Less: Stock-Based Comp	($9)	($12)	($14)	($15)	($15)
Adjusted EBITDA (Post-SBC) (3)	$183	$194	$206	$219	$237
Less: D&A	($37)	($40)	($42)	($44)	($37)
Adjusted EBIT	$146	$154	$164	$176	$200
Less: Tax Expense	($36)	($38)	($41)	($44)	($50)
NOPAT	$109	$115	$123	$132	$150
Plus: D&A	$37	$40	$42	$44	$37
Less: Capital expenditures	($60)	($60)	($51)	($48)	($52)
Less: Change in net working capital	($55)	($46)	($39)	($43)	($43)
Unlevered free cash flow	$31	$48	$75	$85	$92

(1)	Earnings before interest and taxes (“EBIT”) refers to the Company’s net income plus interest expense and tax expense.
(2)

Other adjustments reflect adjustments for stock-based compensation, purchase accounting adjustments, transaction expenses, acquisition integration costs, change in fair value of derivatives, impairment loss and loss on property and equipment.

(3)

Adjusted earnings before interest, taxes depreciation and amortization (“Adjusted EBITDA”) refers to the Company’s net income plus interest expense, tax expense, depreciation and amortization and stock-based compensation expense, adjusted for purchase accounting adjustments, transaction expenses, acquisition integration costs, change in fair value of derivatives, impairment loss and loss on property and equipment.

Case B

(dollars in millions)

	2025E	2026E	2027E	2028E	2029E
Net sales	$501	$551	$595	$639	$676
Cost of goods sold	($242)	($255)	($274)	($293)	($310)
Gross profit	$259	$296	$321	$346	$366
Operating expense	($105)	($109)	($114)	($124)	($130)
EBIT(1)	$154	$187	$207	$221	$236
Depreciation and Amortization	$38	$40	$41	$42	$30
Stock-Based Compensation	$9	$12	$14	$15	$15
Other adjustments	($12)	($29)	($30)	($25)	($7)

Adjusted EBITDA (Pre-SBC)	$189	$210	$232	$254	$274
Less: Stock-Based Comp	($$9)	($12)	($14)	($15)	($15)
Adjusted EBITDA (Post-SBC)	$180	$198	$218	$238	$259
Less: D&A	($38)	($40)	($41)	($42)	($30)
Adjusted EBIT	$142	$158	$177	$196	$229
Less: Tax Expense	($36)	($39)	($44)	($49)	($57)
NOPAT	$107	$118	$133	$147	$171
Plus: D&A	$38	$40	$41	$42	$30
Less: Capital expenditures	($59)	($39)	($36)	($30)	($52)
Less: Change in net working capital	($54)	($48)	($42)	($47)	($48)
Unlevered free cash flow	$31	$71	$96	$112	$102

Following the June 14, 2024 meeting of the Company Board, the Company’s senior management further refined the Company’s prepared preliminary unaudited prospective financial forecasts and presented the Company’s Board with two further cases at its meeting on July 13, 2024 because the Company’s management believed that Case A and Case B did not reflect certain assumptions that the Company’s management believed likely to impact future value. Case C was consistent with the previously-presented Case B, but adjusted to reflect an assumption that the Company would continue to self-distribute in California for the forecast period, eliminate a wholesale-only label and reflect a scaling-back of certain planned capital projects resulting in lower capital expenditures relative to Case B. Case D further adjusted Case C to reflect additional marketing investments in certain labels to increase their revenue growth. The Company’s senior management noted for the Company Board at its meeting on July 13, 2024 that while they believed Case D was achievable, it represented more of a “stretch” case than the others. At the same meeting, the Company’s management team shared their perspective that Case C was, in their view, a conservative case. Case D was provided to Butterfly in connection with the provision of diligence materials.

Case C

(dollars in millions)

	2025E	2026E	2027E	2028E	2029E
Net sales	$513	$550	$593	$626	$658
Cost of goods sold	($249)	($263)	($276)	($285)	($300)
Gross profit	$264	$287	$317	$340	$358
Operating expense	($122)	($131)	($141)	($149)	($156)
EBIT	$141	$156	$176	$191	$201
Depreciation and Amortization	$42	$44	$44	$44	$47
Stock Based Compensation	$8	$8	$10	$10	$11
Other adjustments	$4	$2	$0	$0	$0

Adjusted EBITDA (Pre-SBC)	$194	$210	$230	$246	$260
Less: Stock-Based Compensation	($8)	($8)	($10)	($10)	($11)
Adjusted EBITDA (Post-SBC)	$187	$202	$220	$235	$248
Less: D&A	($42)	($44)	($44)	($44)	($47)
Adjusted EBIT	$145	$158	$176	$191	$201
Less: Tax Expense	($36)	($40)	($44)	($48)	($50)
NOPAT	$109	$119	$132	$143	$151
Plus: D&A	$42	$44	$44	$44	$47
Less: Capital expenditures	($43)	($42)	($46)	($48)	($53)
Less: Change in net working capital	($41)	($37)	($32)	($36)	($41)
Unlevered free cash flow	$67	$84	$98	$103	$103

Case D

(dollars in millions)

	2025E	2026E	2027E	2028E	2029E
Net sales	$528	$575	$640	$686	$737
Cost of goods sold	($256)	($274)	($297)	($312)	($336)
Gross profit	$271	$301	$342	$373	$402
Operating expense	($124)	($135)	($149)	($159)	($169)
EBIT	$147	$166	$194	$215	$233
Depreciation and Amortization	$42	$44	$44	$44	$47
Stock Based Compensation	$8	$8	$10	$10	$11
Other adjustments	$4	$2	$0	$0	$0

Adjusted EBITDA (Pre-SBC)	$200	$220	$248	$270	$291
Less: Stock-Based Compensation	($8)	($8)	($10)	($10)	($11)
Adjusted EBITDA (Post-SBC)	$193	$211	$238	$259	$280
Less: D&A	($42)	($44)	($44)	($44)	($47)
Adjusted EBIT	$151	$168	$194	$215	$233
Less: Tax Expense	($38)	($42)	($48)	($54)	($58)
NOPAT	$113	$126	$145	$161	$175
Plus: D&A	$42	$44	$44	$44	$47
Less: Capital expenditures	($43)	($42)	($46)	($48)	($53)
Less: Change in net working capital	($44)	($40)	($36)	($41)	($47)
Unlevered free cash flow	$69	$88	$108	$117	$121

On September 30, 2024, the Company’s senior management presented a fiscal 2025 budget to the Company Board as part of its ordinary course practices following the completion of the Company’s 2024 fiscal year. The budget took into account early indications for the Company’s first quarter performance for fiscal year 2025. Following the 2025 budget process, the Company’s senior management prepared further unaudited prospective financial forecasts. The Company’s management presented two cases to the Company Board at its meeting on

September 30, 2024: Case E and Case F (together with Case A, Case B, Case C, Case D and Case E, the “Forecast Cases”). Case E incorporated the recent business performance and outlook. Case F further adjusts Case E to reflect additional marketing expenditures that the Company’s management team viewed as potentially important to achieving forecasted revenue in light of competitive dynamics in the luxury wine market. Both Case E and Case F reflect continued direct distribution by the Company in California. The Company’s management noted for the Company Board at its meeting on September 30, 2024 that Case E and Case F are each more optimistic than Case C but more conservative than Case D. The Company’s management further shared with the Company Board at its meeting on September 30, 2024 that they viewed the additional marketing spend reflected in Case F as necessary to achieving the Company’s long-term plan in light of recent operational performance.

Case E

(dollars in millions)

	2025E	2026E	2027E	2028E	2029E
Net sales	$502	$552	$604	$642	$682
Cost of goods sold	($253)	($269)	($287)	($297)	($315)
Gross profit	$250	$283	$317	$345	$366
Operating expense	($117)	($127)	($140)	($150)	($157)
EBIT	$133	$156	$178	$196	$210
Depreciation and Amortization	$45	$47	$47	$47	$49
Stock Based Compensation	$9	$8	$10	$10	$11
Other adjustments	$6	$2	$0	$0	$0

Adjusted EBITDA (Pre-SBC)	$193	$213	$235	$253	$270
Less: Stock-Based Compensation	($9)	($8)	($10)	($10)	($11)
Adjusted EBITDA (Post-SBC)	$184	$205	$225	$242	$259
Less: D&A	($45)	($47)	($47)	($47)	($49)
Adjusted EBIT	$139	$158	$178	$196	$210
Less: Tax Expense	($35)	($40)	($44)	($49)	($52)
NOPAT	$104	$119	$133	$147	$157
Plus: D&A	$45	$47	$47	$47	$49
Less: Capital expenditures	($40)	($43)	($48)	($48)	($53)
Less: Change in net working capital	($21)	($35)	($33)	($37)	($38)
Unlevered free cash flow	$88	$87	$100	$109	$114

Case F

(dollars in millions)

	2025E	2026E	2027E	2028E	2029E
Net sales	$502	$552	$604	$642	$682
Cost of goods sold	($253)	($269)	($287)	($297)	($315)
Gross profit	$250	$283	$317	$345	$366
Operating expense	($117)	($129)	($143)	($155)	($164)
EBIT	$133	$154	$174	$190	$203
Depreciation and Amortization	$45	$47	$47	$47	$49
Stock Based Compensation	$9	$8	$10	$10	$11
Other adjustments	$6	$2	$0	$0	$0

Adjusted EBITDA (Pre-SBC)	$193	$211	$231	$247	$263
Less: Stock-Based Compensation	($9)	($8)	($10)	($10)	($11)
Adjusted EBITDA (Post-SBC)	$184	$203	$221	$237	$252
Less: D&A	($45)	($47)	($47)	($47)	($49)
Adjusted EBIT	$139	$156	$174	$190	$203
Less: Tax Expense	($35)	($39)	($44)	($48)	($51)
NOPAT	$104	$117	$131	$143	$152
Plus: D&A	$45	$47	$47	$47	$49
Less: Capital expenditures	($40)	($43)	($48)	($48)	($53)
Less: Change in net working capital	($21)	($45)	($44)	($46)	($56)
Unlevered free cash flow	$88	$76	$86	$95	$92

Following a review of the revised unaudited forecasts, the Company Board determined that Case F represented a reasonable and fair projection of the Company’s operating performance over the following five years and accepted Case F as the financial forecast to be used in assisting the Company Board in its decision-making process in determining to approve and adopt the Merger Agreement (the “Management Forecasts”). The Management Forecasts were also provided to J.P. Morgan, and the Company Board approved and instructed the use of, and reliance upon, the Management Forecasts by J.P. Morgan in connection with J.P. Morgan’s opinion to the Company Board and related financial analyses described under the heading “The Merger—Opinion of J.P. Morgan Securities LLC.” None of the Forecast Cases nor the Management Forecasts were prepared with a view toward public disclosure. The inclusion of this information should not be regarded as an indication that the Company Board or its advisors, or any other person, considered, or now considers, such Management Forecasts to be material or to be necessarily predictive of actual future results, and these Management Forecasts should not be relied upon as such.

The Management Forecasts were prepared by the Company’s senior management based on assumptions they believed to be reasonably achievable at the time made. The Management Forecasts reflect numerous assumptions including with respect to (i) the probability and timing of end-market growth; (ii) the anticipated introduction of new products and initiatives; (iii) expectations regarding gross margin expansion; (iv) marketing expenditures; (v) corporate overhead costs; and (vi) other relevant factors relating to the Company’s strategic plan. The foregoing is a summary of certain key assumptions and estimates and does not purport to be a comprehensive overview of all assumptions and estimates reflected in the forecasts prepared by Company management.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Such forward-looking statements include, but are not limited to, statements regarding Duckhorn’s pending acquisition by Butterfly (the “Merger”), including the value of, timing and prospects of the Merger and Duckhorn’s strategy, goals and future focus areas. These forward-looking statements involve risk and uncertainties that are based on Duckhorn management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “will,” “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including: (a) risks related to the satisfaction of the conditions to closing of the Merger (including the failure to obtain necessary regulatory approvals and the requisite approval of the stockholders) in the anticipated timeframe or at all; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (c) risks related to disruption of management’s attention from Duckhorn’s ongoing business operations due to the Merger; (d) disruption from the Merger making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with Duckhorn’s customers, distributors, suppliers and others with whom it does business; (e) significant transaction costs; (f) the risk of litigation and/or regulatory actions related to the Merger; (g) the possibility that competing offers or acquisition proposals for Duckhorn will be made; (h) restrictions imposed on our business during the pendency of the Merger; and (i) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”) by Duckhorn, including under the heading “Risk Factors” in Duckhorn’s Annual Report on Form 10-K filed with the SEC on October 7, 2024, in any Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K and other filings that Duckhorn may file from time to time, copies of which are available free of charge on the SEC website at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. All forward-looking statements in this Current Report are based on information available to Duckhorn and Butterfly as of the date of this Current Report, and each does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Additional Information and Where to Find It

In connection with the Merger, Duckhorn filed with the SEC a definitive proxy statement of Duckhorn on December 2, 2024 (the “Definitive Proxy Statement”). Duckhorn mailed or otherwise provided the Definitive Proxy Statement to its stockholders on or about December 2, 2024. DUCKHORN URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DUCKHORN, THE MERGER AND RELATED MATTERS. You will be able to obtain a free copy of the Definitive Proxy Statement and other related documents (when available) filed by Duckhorn with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the Definitive Proxy Statement and other documents (when available) filed by Duckhorn with the SEC by accessing the Investor Relations section of Duckhorn’s website at https://ir.Duckhorn.com/.

Participants in the Solicitation

Duckhorn and Marlee Buyer, Inc. and certain of their affiliates, directors, executive officers and other employees, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Merger. Information regarding the Company’s directors and executive officers is contained in the “Director Compensation,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the definitive proxy statement for the 2025 annual meeting of stockholders of the Company, which was filed with the SEC on October 7, 2024 (the “Annual Meeting Proxy Statement”) and is also contained in the “The Merger—Interests of Duckhorn’s Directors and Executive Officers in the Merger” and “Security Ownership of Certain Beneficial Owners and Management” sections of the Definitive Proxy Statement filed by the Company. Any change of the holdings of the Company’s securities by its directors or executive officers from the amounts set forth in the Annual Meeting Proxy Statement have been reflected in the following Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC: by Pete Przybylinski, filed on October 11, 2024; by Zach Rasmuson, filed on October 11, 2024; by Sean B.A. Sullivan, filed on October 11, 2024; and by Jennifer Fall Jung, on October 11, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is included in the Definitive Proxy Statement. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Company’s website at https://ir.duckhorn.com. Other information regarding the participants in the proxy solicitation and a description of their interests is contained in the Definitive Proxy Statement and other relevant materials to be filed with the SEC in respect of the Merger when they become available. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DUCKHORN PORTFOLIO, INC.

Date: December 13, 2024	By:	/s/ Sean Sullivan
Sean Sullivan
Executive Vice President, Chief Strategy and Legal Officer